UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2011

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 13, 2011, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended March 31, 2011.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cardinal Financial Corporation (the “Company”) held its Annual Meeting of Shareholders on April 15, 2011 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected four directors to serve for three-year terms, approved the non-binding resolution to endorse the Company’s executive compensation program, approved an annual frequency for future advisory votes on the Company’s executive compensation program, approved the amendment to the Company’s 2002 Equity Compensation Plan and ratified the Company’s appointment of KPMG LLP as the Company’s independent auditors for 2011.  The voting results for each proposal are as follows:

1.               To elect four directors for a term of three years each, expiring at the 2014 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
William G. Buck	19,751,691	2,287,209	3,960,791
Sidney O. Dewberry	21,375,641	663,259	3,960,791
Alan G. Merten	10,246,012	11,792,888	3,960,791
William E. Peterson	18,098,356	3,940,544	3,960,791

2.               To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
13,787,831	8,214,880	36,189	3,960,791

3.               To vote on an advisory (non-binding) recommendation on the frequency of shareholder approval of the Company’s executive compensation program:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
20,006,086	157,045	1,850,577	25,192	3,960,791

In accordance with the voting results for this proposal, the Company’s Board of Directors has determined that future shareholder advisory votes on executive compensation will be held annually.

4.               To approve an amendment to the Company’s 2002 Equity Compensation Plan:

For	Against	Abstain	Broker Non-Vote
20,850,706	1,121,147	67,047	3,960,791

5.               To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2011:

For	Against	Abstain	Broker Non-Vote
25,793,195	168,111	38,385	—

Item 8.01	Other Events.

On April 15, 2011, Cardinal’s Board of Directors declared a cash dividend of $0.03 for each share of its common stock outstanding. The dividend is payable on May 16, 2011 to shareholders of record on May 2, 2011. Based on the current number of shares outstanding, the aggregate payment will be approximately $868,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: April 18, 2011	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 18, 2011.